                                                                   EXHIBIT 10.49

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       AND CONSENT TO SUBORDINATION TERMS

         FIRST AMENDMENT to Credit Agreement and CONSENT to Subordination Terms ("First Amendment") dated as of March 3, 1997 among and between Genzyme Corporation (the "Company"); each of the Subsidiaries of the Company identified under the caption "Subsidiary Guarantors" on the signature pages hereto; each of the Lenders identified under the caption "Lenders" on the signature pages hereto (each a "Lender" and collectively, the "Lenders"); Fleet National Bank ("Fleet") as administrative agent for the Lenders (the "Administrative Agent"); and The First National Bank of Boston ("BankBoston") as documentation agent for the Lenders (the "Documentation Agent").

         Reference is made to the Credit Agreement dated as of November 14, 1996, among and between the Company, the Subsidiary Guarantors, the Lenders, the Administrative Agent and the Documentation Agent, pursuant to which the Lenders furnished to the Company a $225,000,000 revolving line of credit. Capitalized terms used in this First Amendment have the meanings given such terms in the Credit Agreement, as amended hereby, except as provided otherwise herein.

         The Company has requested that Section 9.5(d)(ii) of the Credit Agreement be amended as provided by this First Amendment. Under section 12.5 of the Agreement, to be effective, the amendment to Section 9.5(d)(ii) set forth in this First Amendment must be signed by the Company, the Administrative Agent and the Lenders constituting the Required Lenders. In addition, the Company has requested that the Lenders constituting the Required Lenders confirm that the subordination terms of a certain Genzyme Corporation Convertible Note dated February 28, 1997 in the original principal amount of $13,000,000 that are attached hereto as EXHIBIT A (the "Subordination Terms") are satisfactory.

1. AMENDMENT TO SECTION 9.5 - (PROHIBITION OF FUNDAMENTAL CHANGES - EXCEPTIONS). Subsection 9.5(d)(ii) of the Credit Agreement is deleted, in its entirety, and the following is substituted in its place thereof:

               "the Company and its Subsidiaries may acquire any assets used or useful in the lines of business permitted under Section 9.10 or the stock or other equity interest of any Person that is engaged in a line of business permitted to the Company under Section 9.10 or merge any Person that is in a line or lines of business permitted under Section
         9.10 with the Company or a Subsidiary or the Company or a Subsidiary with any such Person (provided that the conditions in the provisos in Section 9.5(d)(i) are satisfied with respect to such merger) provided that at the time of the consummation of any such transaction and after giving effect thereto, the Company shall be in compliance with the covenants in Section 9.9 as of the end of the most recent fiscal quarter or annual period of the Company and the transaction will not be reasonably likely to result in the noncompliance with such financial covenants;"

2. CONFIRMATION THAT SUBORDINATION TERMS ARE SATISFACTORY. The undersigned Lenders confirm that the Subordination Terms are satisfactory, as provided in the definition of "Subordinated Debt" under Section 1.1 of the Credit Agreement.

3. REPRESENTATIONS AND WARRANTIES. In order to induce the Agents and Lenders to enter into this First Amendment, the Company makes the following representations and warranties, all of which shall survive the execution and delivery of this First Amendment:

         (a) Each of the Company and the Subsidiary Guarantors has all requisite corporate, partnership or other power and authority to execute, deliver and perform its obligations under the First Amendment and under the Credit Agreement, as amended hereby. This First Amendment has been duly authorized, executed and delivered by the Company and each Subsidiary Guarantor, and does not conflict with, violate or result in a breach of or require any consent under any applicable law, rule or regulation or any of the terms of the charter or by-laws (or equivalent constitutional documents) of any Obligor, any agreement or instrument to which the Company or any Subsidiary is a party or to which any of them or their Property is bound or to which any of them is subject. This First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligation of each Obligor enforceable against each Obligor in accordance with its terms.

         (b) On the date hereof each of the representations and warranties in the Credit Agreement are true, accurate and complete in all material respects.

         (c) Upon the execution and delivery of this First Amendment, and the satisfaction of each of the conditions precedent set forth in Section 4 of this First Amendment, no Default or Event of Default shall exist and be continuing.

4. CONDITIONS PRECEDENT. The agreements contained herein and the amendments contemplated hereby shall become effective on the date (the "Effective Date") when Company, the Required Lenders, and the Administrative Agent shall have executed this First Amendment and when each of the following conditions shall have been fulfilled:

         (a) EXECUTION OF DOCUMENTS, ETC. This First Amendment and any other agreements, documents and instruments to be executed and/or delivered in connection herewith (collectively the "First Amendment Documents") shall have been duly and properly authorized and executed by: the Company, the Administrative Agent, and the Required Lenders and shall be in full force and effect on and as of the Effective Date of this First Amendment.

         (b) PROCEEDINGS; RECEIPT OF DOCUMENTS. All requisite corporate action and proceedings of the Company and the Subsidiary Guarantors in connection with the execution and delivery of this First Amendment and the other First Amendment Documents shall be satisfactory in form and substance to the Administrative Agent and its counsel, and the Administrative Agent and its counsel shall have received all information and copies of all documents, including without limitation, records of requisite corporate action and proceedings which the Administrative Agent or its counsel may have requested in connection therewith, such documents where requested by the Administrative Agent or its counsel to be certified by appropriate persons or governmental authorities.

         (c) MATERIAL LITIGATION. There shall be no pending or, to the best knowledge of the Company, threatened litigation with respect to the Company or any Subsidiary Guarantor before any court, arbitrator or governmental or administrative body or agency which challenges or relates to (i) the transactions contemplated hereby or (ii) the Loan Documents.

5.       REAFFIRMATION AND RATIFICATION OF EXISTING AGREEMENT, ETC. The Company:
(i) reaffirms and ratifies all the Obligations to the Agents and the Lenders, in respect to the Credit Agreement, as hereby amended, and the other Loan Documents, (ii) certifies that there are no defenses, offsets or counterclaims to such Obligations as of the date hereof, (iii) expressly acknowledges its continuing liability pursuant thereto, and (iv) agrees that each of the Credit Agreement, as amended hereby, and the other Loan Documents shall remain in full force and effect, enforceable against the Company and Subsidiary Guarantors in accordance with its terms.

6.       MISCELLANEOUS.

         (a) This First Amendment may be executed on separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement.

         (b) This First Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the Commonwealth of Massachusetts (without giving effect to the conflict of laws principles thereof).

         (c) The headings of the several sections of this First Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

         (d) This First Amendment, together with the other First Amendment Documents, embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior proposals, negotiation, agreements and understandings relating to such subject matter.

         (e) This First Amendment, together with the other First Amendment Documents, shall be deemed to be Loan Documents under the Credit Agreement.

         (f) EACH OF THE OBLIGORS, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         (g) The Company shall pay on demand the reasonable costs and expenses, including, without limitation, reasonable attorney's fees and expenses incurred, or which may be incurred by the agents or the Lenders in connection with the negotiation, documentation, administration and enforcement of this First Amendment.

         IN WITNESS WHEREOF, this First Amendment has been duly executed and delivered as a sealed instrument at Boston, Massachusetts as of the 3rd day of March, 1997.

                                     THE COMPANY:

                                     GENZYME CORPORATION

                                     By: /s/ David J. Mclachlan
                                         -----------------------------------
                                         Title: Executive Vice President

                                     SUBSIDIARY GUARANTORS:

                                     DEKNATEL SNOWDEN PENCER, INC.

                                     By: /s/ David J. Mclachlan
                                         -----------------------------------
                                         Title: Treasurer

                                     DSP WORLDWIDE, INC.

                                     By: /s/ John R. Connolly
                                         -----------------------------------
                                         Title: Executive Vice President

                                     ALLSTON LANDING LIMITED PARTNERSHIP

                                     By: Allston Landing Corporation,
                                         its General Partner

                                     By: /s/ David J. Mclachlan
                                         -----------------------------------
                                         Title: Vice President and Treasurer

                                     ADMINISTRATIVE AGENT:

                                     FLEET NATIONAL BANK

                                     By: /s/ [signature illegible]
                                         -----------------------------------
                                         Title: Senior Vice President

                                     DOCUMENTATION AGENT:

                                     THE FIRST NATIONAL BANK OF BOSTON

                                     By: /s/ Elizabeth C. Everett
                                         -----------------------------------
                                         Title: Director

LENDERS:

         The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing First Amendment to Credit Agreement and Consent to Subordination Terms dated March 3, 1997.



Revolving Credit Commitment:                FLEET NATIONAL BANK


$35,000,000.00                              By: /s/ [signature illegible]
                                                ----------------------------
                                                Title: Senior Vice President























     [Signature Page to First Amendment to Credit Agreement and Consent to
                    Subordination Terms dated March 3, 1997]

LENDERS:

         The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing First Amendment to Credit Agreement and Consent to Subordination Terms dated March 3, 1997.



Revolving Credit Commitment:                THE FIRST NATIONAL BANK OF BOSTON


$22,000,000.00                              By: /s/ Elizabeth C. Everett
                                                ----------------------------
                                                Title: Director























     [Signature Page to First Amendment to Credit Agreement and Consent to
                    Subordination Terms dated March 3, 1997]

LENDERS:

         The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing First Amendment to Credit Agreement and Consent to Subordination Terms dated March 3, 1997.



Revolving Credit Commitment:              BANK OF TOKYO-MITSUBISHI TRUST COMPANY


$13,000,000.00                            By: /s/ Michael J. Cronin
                                              ----------------------------
                                              Title: Vice President























     [Signature Page to First Amendment to Credit Agreement and Consent to
                    Subordination Terms dated March 3, 1997]

LENDERS:

         The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing First Amendment to Credit Agreement and Consent to Subordination Terms dated March 3, 1997.



Revolving Credit Commitment:                CREDIT LYONNAIS NEW YORK BRANCH


$13,000,000.00                              By: /s/ Robert Ivosevich
                                                ----------------------------
                                                Title: Senior Vice President























     [Signature Page to First Amendment to Credit Agreement and Consent to
                    Subordination Terms dated March 3, 1997]

LENDERS:

         The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing First Amendment to Credit Agreement and Consent to Subordination Terms dated March 3, 1997.



Revolving Credit Commitment:              THE FUJI BANK LIMITED, NEW YORK BRANCH


$13,000,000.00                            By: /s/ Masanobo Kobayashi
                                              ----------------------------------
                                              Title: Vice President and Manager























     [Signature Page to First Amendment to Credit Agreement and Consent to
                    Subordination Terms dated March 3, 1997]

LENDERS:

         The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing First Amendment to Credit Agreement and Consent to Subordination Terms dated March 3, 1997.



Revolving Credit Commitment:                MELLON BANK, N.A.


$13,000,000.00                              By: /s/ Rita C. Long
                                                ---------------------------
                                                Title: Vice President























     [Signature Page to First Amendment to Credit Agreement and Consent to
                    Subordination Terms dated March 3, 1997]

LENDERS:

         The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing First Amendment to Credit Agreement and Consent to Subordination Terms dated March 3, 1997.



Revolving Credit Commitment:                NATIONSBANK, N.A.


$13,000,000.00                              By: /s/ Michael A. Crabb, III
                                                -------------------------
                                                Title: Vice President























     [Signature Page to First Amendment to Credit Agreement and Consent to
                    Subordination Terms dated March 3, 1997]

LENDERS:

         The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing First Amendment to Credit Agreement and Consent to Subordination Terms dated March 3, 1997.



Revolving Credit Commitment:                REPUBLIC NATIONAL BANK OF NEW YORK


$13,000,000.00                              By: /s/ Patrick Hildreth
                                                -------------------------------
                                                Title: First Vice President


                                            By: /s/ Jean-Pierre F. Diels
                                                -------------------------------
                                                Title: Executive Vice President





















     [Signature Page to First Amendment to Credit Agreement and Consent to
                    Subordination Terms dated March 3, 1997]

LENDERS:

         The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing First Amendment to Credit Agreement and Consent to Subordination Terms dated March 3, 1997.



Revolving Credit Commitment:                ABN AMRO BANK N.V.


$7,500,000.00                               By: /s/ Carol A. Levine
                                                -------------------------------
                                                Title: Senior Vice President


                                            By: /s/ Brian M. Horgan
                                                -------------------------------
                                                Title: Vice President





















     [Signature Page to First Amendment to Credit Agreement and Consent to
                    Subordination Terms dated March 3, 1997]

LENDERS:

         The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing First Amendment to Credit Agreement and Consent to Subordination Terms dated March 3, 1997.



Revolving Credit Commitment:                BANK LEUMI TRUST COMPANY OF NEW YORK


$7,500,000.00                               By: /s/ John Koenigsberg
                                                --------------------------------
                                                Title: Vice President


                                            By: /s/ [signature illegible]
                                                --------------------------------
                                                Title: Vice President

























     [Signature Page to First Amendment to Credit Agreement and Consent to
                    Subordination Terms dated March 3, 1997]

LENDERS:

         The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing First Amendment to Credit Agreement and Consent to Subordination Terms dated March 3, 1997.



Revolving Credit Commitment:                THE BANK OF NOVA SCOTIA


$7,500,000.00                               By: /s/ T. M. Pitcher
                                                --------------------------------
                                                Title: Authorized Signatory


























     [Signature Page to First Amendment to Credit Agreement and Consent to
                    Subordination Terms dated March 3, 1997]

LENDERS:

         The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing First Amendment to Credit Agreement and Consent to Subordination Terms dated March 3, 1997.



Revolving Credit Commitment:                CITIZENS BANK OF MASSACHUSETTS


$7,500,000.00                               By: /s/ Anne Forbes Van Nest
                                                --------------------------------
                                                Title: Vice President


























     [Signature Page to First Amendment to Credit Agreement and Consent to
                    Subordination Terms dated March 3, 1997]

LENDERS:

         The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing First Amendment to Credit Agreement and Consent to Subordination Terms dated March 3, 1997.



Revolving Credit Commitment:                CORESTATES BANK, N.A.


$7,500,000.00                               By: /s/ [signature illegible]
                                                --------------------------------
                                                Title: Vice President


























     [Signature Page to First Amendment to Credit Agreement and Consent to
                    Subordination Terms dated March 3, 1997]

LENDERS:

         The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing First Amendment to Credit Agreement and Consent to Subordination Terms dated March 3, 1997.



Revolving Credit Commitment:                CREDIT SUISSE FIRST BOSTON


$7,500,000.00                               By: /s/ [signature illegible]
                                                --------------------------------
                                                Title: Vice President


                                            By: /s/ [signature illegible]
                                                --------------------------------
                                                Title: Associate
























     [Signature Page to First Amendment to Credit Agreement and Consent to
                    Subordination Terms dated March 3, 1997]

LENDERS:

         The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing First Amendment to Credit Agreement and Consent to Subordination Terms dated March 3, 1997.



Revolving Credit Commitment:                KREDIETBANK, N.V.


$7,500,000.00                               By: /s/ Robert Snauffer
                                                --------------------------------
                                                Title: Vice President


                                            By: /s/ Garling Lee
                                                --------------------------------
                                                Title: Assistant Treasurer
























     [Signature Page to First Amendment to Credit Agreement and Consent to
                    Subordination Terms dated March 3, 1997]

LENDERS:

         The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing First Amendment to Credit Agreement and Consent to Subordination Terms dated March 3, 1997.



Revolving Credit Commitment:                LTCB TRUST CO.


$7,500,000.00                               By: /s/ [signature illegible]
                                                --------------------------------
                                                Title: Executive Vice President


























     [Signature Page to First Amendment to Credit Agreement and Consent to
                    Subordination Terms dated March 3, 1997]

LENDERS:

         The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing First Amendment to Credit Agreement and Consent to Subordination Terms dated March 3, 1997.



Revolving Credit Commitment:                THE NORTHERN TRUST COMPANY


$7,500,000.00                               By: /s/ [signature illegible]
                                                --------------------------------
                                                Title: Vice President






























     [Signature Page to First Amendment to Credit Agreement and Consent to
                    Subordination Terms dated March 3, 1997]

LENDERS:

         The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing First Amendment to Credit Agreement and Consent to Subordination Terms dated March 3, 1997.



Revolving Credit Commitment:                THE SAKURA BANK, LIMITED


$7,500,000.00                               By: /s/ Yasumasa Kikuchi
                                                --------------------------------
                                                Title: Senior Vice President






























     [Signature Page to First Amendment to Credit Agreement and Consent to
                    Subordination Terms dated March 3, 1997]

LENDERS:

         The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing First Amendment to Credit Agreement and Consent to Subordination Terms dated March 3, 1997.



Revolving Credit Commitment:                THE SANWA BANK, LIMITED


$7,500,000.00                               By: /s/ Yutaka Higashino
                                                --------------------------------
                                                Title: Senior Vice President






























     [Signature Page to First Amendment to Credit Agreement and Consent to
                    Subordination Terms dated March 3, 1997]

LENDERS:

         The undersigned Lender, with the Revolving Credit Commitment set forth herein, hereby enters into the foregoing First Amendment to Credit Agreement and Consent to Subordination Terms dated March 3, 1997.



Revolving Credit Commitment:                THE SUMITO BANK, LIMITED,
                                            NEW YORK BRANCH


$7,500,000.00                               By: /s/ Leslie L Rogers
                                                --------------------------------
                                                Title: Vice President






























     [Signature Page to First Amendment to Credit Agreement and Consent to
                    Subordination Terms dated March 3, 1997]

                                          EXHIBIT A TO FIRST AMENDMENT TO CREDIT
                                          AGREEMENT AND CONSENT TO
                                          SUBORDINATION TERMS DATED AS
                                          OF MARCH 3, 1997




















2.       PRIORITY; SUBORDINATION.

         (a) NO PAYMENT IF DEFAULT ON SENIOR INDEBTEDNESS. No payment of principal of, premium, if any, or interest on this Note or on account of any purchase or redemption or other acquisition of the Note, whether at maturity or otherwise, shall be made upon, or accepted with respect to, this Note, and the Holder shall not initiate any action to accelerate the maturity of the Note or exercise any remedy to seek collection if at the time of such payment the Holder has received written notice from the Company or a holder of Senior Debt (as defined below) that there exists or, after giving effect to such payment, there would exist any default in respect of any Senior Debt or under any agreement pursuant to which such Senior Debt was issued (a "Default"); PROVIDED, HOWEVER, that the foregoing restriction shall cease to apply with respect to a Default upon the earliest to occur of (i) the commencement by any holder of Senior Debt of the exercise of its remedies against the Company or its property including, without limitation, any action, suit or other legal proceeding against the Company or its property based upon such Default, or (ii) at the expiration of 180 days after the date of such notice if no holder of Senior Debt shall have commenced the exercise of its remedies against the Company or its property including, without limitation, any action, suit or other legal proceeding against the Company or its property based upon such Default. Upon the maturity of any Senior Debt by lapse of time, acceleration or otherwise, all principal or, premium, if any, interest and other amounts due or to become due on all such Senior Debt shall first be paid in full in cash, cash equivalents or in any other manner acceptable to the holders of Senior Debt (hereinafter, "Payment in Full" or "Paid in Full"), or such payment shall have been provided for to the satisfaction of the holders of Senior Debt before any payment on account of principal of, premium, if any, interest or any other amounts shall be made upon this Note.

         (b)   PAYMENT UPON DISSOLUTION, ETC.

               (i) In the event of (x) any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its assets or (y) the dissolution or other winding up of the Company whether total or partial, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy proceedings, or (z) any assignment for the benefit of creditors or any marshaling of the material assets or material liabilities of the Company, then, and in any such event, (A) the holders of all Senior Debt shall first be entitled to receive Payment in Full of all principal, premium, if any, interest and other amounts due or to become due on the Senior Debt (including, without limitation, any interest and charges accruing thereon in any such proceeding, notwithstanding any law to the contrary) before any payment on account of principal, premium, if any, interest or any other amounts is made on this Note, and (B) in any such proceedings, any payment that may be payable or deliverable in respect of this Note shall be paid to the holders of the Senior Debt or their representatives, unless and until the principal of, premium, if any, interest and other amounts due or to become due on all such Senior Debt shall have been Paid in Full; PROVIDED, HOWEVER, that in the event that such payment consists solely of shares of stock or securities of the Company as reorganized the payment of which is subordinated, at least to the same extent as the Note, to the payment of all Senior Debt and such payment is authorized by an order or decree made by a court of competent jurisdiction in a reorganization proceeding under any applicable law pursuant to a plan of reorganization and the rights of the holders of Senior Debt are not impaired or otherwise altered adversely by such reorganization or adjustment, no such payment shall be required hereby to be made to the holders of the Senior Debt or their representatives.

               (ii) In the event that any such payment shall be received by the Holder in violation of the subordination provisions hereof before all Senior Debt is Paid in Full, such payment or distribution shall be received and held in trust for and shall be paid over to the holders of all Senior Debt remaining unpaid, or their representatives, until such Senior Debt shall have been Paid in Full, after giving effect to any concurrent payment or distribution or provision thereof to the holders of such Senior Debt.

         (c) SUBROGATION. Subject to the prior Payment in Full of all Senior Debt, the Holder shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of the Company applicable to the Senior Debt to the extent that payments otherwise payable to the Holder under the Note have been applied to the payment of the Senior Debt; PROVIDED, HOWEVER, that the subrogation rights of the holder of the Note shall be fully subordinated to the rights and remedies of the holders of Senior Debt.

         (d)   AGREEMENTS OF HOLDER.

               (i) The Holder agrees that upon the commencement of any bankruptcy, insolvency or other similar case or proceeding relative to the Company, or to its creditors, as such, or to its assets, the Holder shall take such actions as may be necessary or appropriate to effectuate the subordination provision hereof, including, without limitation, that the Holder shall (i) timely file a proof of claim in respect of the Note and the indebtedness and obligations evidenced hereby, provided, however, that if the Holder fails within thirty (30) days prior to the expiration of any claims bar date to file a proof of claim, any holder of Senior Debt shall be entitled to file such a proof of claim in respect thereof in the name of the Holder and the Holder irrevocably appoints the holders of Senior Debt and their representatives as its attorney-in-fact solely for such purpose; (ii) not oppose any motion filed or supported by any holder of Senior Debt for relief from stay or adequate protection in respect of the Senior Debt; and (iii) not file or accept any reorganization plan that impairs or otherwise alters adversely the rights of the holders of Senior Debt.

               (ii) The Company and the Holder, for themselves and their successors and assigns, covenant to execute and deliver to the holders of Senior Debt, such further instruments and to take such further action as the holders of Senior Debt may at any time or times reasonably request in order to carry out the provisions hereof.

               (iii) No holder of Senior Debt shall be prejudiced in its right to enforce the subordination of this Note by any act or failure to act on the part of the Company.

               (iv) Without notice to or the consent of the Holder, the holders of Senior Debt may at any time and from time to time, in their discretion, without impairing or releasing the subordination herein made, change the manner, place or terms or payment, or change or extend the time of payment of or renew or alter the Senior Debt, or amend or supplement in any manner any instrument evidencing the Senior Debt, any agreement pursuant to which the Senior Debt was issued or incurred or any instrument securing or relating to the Senior Debt; release any person liable in any manner for the payment or collection of the Senior Debt; exercise or refrain from exercising any rights in respect of the Senior Debt against the Company or any other person; apply any moneys or other property paid by any person or release in any manner to the Senior Debt; or accept or release any security for the Senior Debt.

         (e) CONTINUING OFFER. This Section shall constitute a continuing offer to all persons who, in reliance on such provisions, become holders of, or continue to hold, Senior Debt, and such provisions of this Section are made for the benefit of such holders and may not be amended, modified, changed or waived without the prior written consent of the holders of Senior Debt.

         (f) RIGHTS OF HOLDERS UNIMPAIRED. The foregoing provisions as to subordination are solely for the purpose of defining the relative rights of the holders of the Senior Debt on the one hand and the Holder on the other hand. None of such provisions shall impair, as between the Company and the Holder, the obligation of the Company, which is unconditional and absolute, to pay the Holder of this Note the amounts due on this Note in accordance with the terms hereof and of the Note Purchase Agreement, nor shall any such provisions prevent the Holder from exercising all remedies otherwise permitted by law. Moreover, nothing contained herein shall be deemed to limit in any way the right of the Holder to convert, at any time and from time to time, the principal balance of this Note into shares of GTR Stock (as defined below) pursuant to Section 3 hereof or to receive shares of GTR Stock as payment of interest hereon pursuant to Section 2 hereof.

         (g) DEFINITION OF SENIOR DEBT. For purposes hereof, "Senior Debt" shall mean (a) the principal of, premium, if any, accrued and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company), and any other monetary obligations on (i) indebtedness of the Company for money borrowed, whether outstanding on the date of this Note or thereafter created, incurred or assumed (including but not limited to nonrecourse borrowings secured by receivables),
(ii) guaranties by the Company of indebtedness for money borrowed by any other person, or reimbursement obligations under letters of credit, in either case, whether outstanding on the date of this Note or thereafter created, incurred or assumed, and (iii) indebtedness evidenced by notes (other than the Note), debentures, bonds or other instruments of indebtedness for the payment of which the Company is responsible or liable, by guarantees or otherwise, whether outstanding on the date of this Note or thereafter created, incurred or assumed, and (b) modification, renewals, extensions, refinancings, refundings and replacements of any such indebtedness, obligations or guarantees; unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that such indebtedness, obligations or guarantees or such modification, renewal, extension, refinancing, refunding or replacement thereof are not superior in right of payment to this Note and the holder of such indebtedness has consented to same; provided, however, that Senior Debt shall not be deemed to include any obligations of the Company to any of its subsidiaries. Without in any way limiting the scope of the foregoing, it is expressly acknowledged and agreed that Senior Debt shall include all indebtedness, obligations and guaranties of the Company and its subsidiaries under that certain Credit Agreement dated November 14, 1996 among the Company, certain of its subsidiaries, Fleet National Bank, as administrative agent, The First National Bank of Boston, as documentation agent, and the lender parties thereto and under all notes, instruments, agreements and documents entered into pursuant thereto or in connection therewith and all modifications, renewals, extensions, refinancings, refundings and replacements thereof.